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                                                                   EXHIBIT 10.77

                                PROMISSORY NOTE



Date:  December 29, 1997                                    Amount:   $1,200,000



BORROWER:  CITADEL AGRICULTURAL PARTNERS NO. 3
           a California general partnership

LENDER:    CITADEL HOLDING CORPORATION,
           a Delaware corporation
           550 South Hope Street, Suite 1825
           Los Angeles, CA 90071


PROMISE TO PAY.  CITADEL AGRICULTURAL PARTNERS NO. 3, a California general
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partnership ("Borrower'), promises to pay to CITADEL HOLDING CORPORATION, a
Delaware corporation ("Lender'), or order, in lawful money of the United States of America, the principal amount of One Million Two Hundred Thousand Dollars ($1,200,000) or so much as may be outstanding as set forth from time to time in
Schedule 1 hereto, together with interest on the unpaid outstanding principal balance.

RESTRICTION ON DRAWS.  Borrower acknowledges that Lender has agreed to extend a
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line of credit with a maximum draw down of One Million Two Hundred Thousand
Dollars ($1,200,00) ("Credit Line Limit") in the aggregate to Borrower and two other separate entities, Citadel Agricultural Partners No. 1 and Citadel Agricultural Partners No. 3, and that this Note is subject to that Credit Line Limit. According, the amount that Borrower may draw shall at all times be limited by the amount of the Credit Line Limit then outstanding, and Lender does not guarantee that Borrower will be able to draw down any particular minimum amount under this Loan.

PAYMENT.  Borrower will pay this loan in one payment of all outstanding
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principal plus all accrued unpaid interest on August 1, 1998 ("Maturity Date").
Interest on this Note (i) shall be calculated based on the Interest Rate, as hereinafter defined, (ii) shall commence on the date of the first disbursement of funds under this Note, and (iii) shall continue to accrue until all amounts due hereunder have been paid in full. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The Interest Rate on this Note is a fluctuating rate
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based on changes in the prime rate published from time to time by the Wall
Street Journal (the "Index"). The Interest Rate to be applied to the outstanding principal balance of this Note means the rate equal to one (1) percentage (100 basis) point in excess of the Index. Interest shall be computed on the basis of a three-hundred sixty (360) day year and the actual number of days the outstanding principal, as the same may vary, remains unpaid. The Interest Rate shall change on the day the Wall Street Journal publishes a change in the Index. If the Index becomes unavailable during the term of this Note, Lender may designate a substitute index after notifying Borrower. Lender will advise Borrower of the current Index rate upon Borrower's request.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges
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are earned fully as of the date of this Note and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due ("Early Payments"). Early Payments will not, unless Lender agrees in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest or such other

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payments as may become due under this Note.  Rather, Early Payments will reduce the then outstanding principal balance.

LATE CHARGE. If any payment is not made within ten (10) days of the due date
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therefor, Borrower shall be charged and shall pay a late charge equal to six percent (6%) of the unpaid portion of  such payment.

LENDER'S RIGHTS. Upon Lender's demand, at any time, Lender may declare the
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entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without prior notice, and Borrower shall forthwith pay all amounts due hereunder. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable Interest Rate on this Note to six percentage (6%) points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay, and Borrower also will pay Lender all costs or expenses associated therewith. Such costs include, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not a lawsuit if commenced, including attorneys' fees and legal expenses incurred in any bankruptcy proceedings affecting Borrower (including any action by Lender to modify or vacate any automatic stay or injunction), appeals, and any post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If either party brings any action against the other for the enforcement, interpretation or otherwise arising out of this Note, then, unless subject matter jurisdiction or venue vest exclusively in a different court, said action shall be filed and prosecuted in the Superior (or Municipal) Court of Los Angeles County, State of California, and Borrower hereby consents to the exclusive jurisdiction and venue of said court. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, cross-complaint or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of California.

LINE OF CREDIT. This Note evidences a revolving line of credit.  Disbursements
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under this Note may be requested either orally or in writing by any person designated by Borrower to have such authority. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instruction, or directions by telephone or otherwise to Lender are to be directed to the telephone number and address designated by Lender in writing. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records. Lender will have no obligation to disburse funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has used funds disbursed pursuant to this Note for purposes other than those authorized by Lender. Lender hereby authorizes and limits the moneys disbursed under this Note for use only in connection with Borrower's farm management business.

NO USURY VIOLATION. Anything to the contrary in this Note notwithstanding, no
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interest or fee shall be charged or paid hereunder (including under the Variable
Interest Rate or the Lender's Rights provisions above) at a rate or in an amount in excess of the maximum rate permitted by law, and in the event the Interest Rate, the addition of any unpaid accrued interest to principal or any other charge or assessment against Borrower results in interest in excess of the maximum rate permitted by law or an unlawful penalty, the same shall be recalculated so as not to violate the law and any payment of such unlawful amount shall be deemed to be a reduction of principal and shall be credited against the outstanding principal balance or refunded to Borrower at the option of Lender.

GENERAL PROVISIONS.  No forbearance, delay or failure to act by Lender shall
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constitute a wavier of any powers, rights or remedies of Lender under this Note.
Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waives any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for

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any length of time) this Note, or release any party or guarantor or collateral without releasing any other party, guarantor or collateral. All such parties also agree that Lender may modify this Note without the consent of or notice to anyone other than the party with whom the modification is made.

SECURITY.  This note is secured by a Security Agreement of even date executed by
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Borrower.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

CITADEL AGRICULTURAL PARTNERS NO. 3,
a California general partnership

By:  CITADEL AGRICULTURE, INC.,
     a California corporation, General Partner

      /s/ S. Craig Tompkins
By:  _______________________________
     S. Craig Tompkins, President

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                                 SCHEDULE "1"

                         Line of Credit Disbursements
                                      for
                     Citadel Agricultural Partners No. 3,
                       a California General Partnership



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   Date of Disbursement        Amount of Disbursement         Authorization
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